Income Tax	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax

9. INCOME TAX

[a] The reconciliation of income tax attributable to operations computed at the statutory tax rate to income tax expense is as follows. OncoGenex Technologies, a Canadian corporation, which is subject to combined Canadian federal and provincial statutory tax rates for December 31, 2016, 2015, and 2014 of 26.0%, 26.0%, and 26.0%, respectively. Following the reverse takeover by OncoGenex Technologies of Sonus Pharmaceuticals, Inc. (which subsequently changed its name to OncoGenex Pharmaceuticals, Inc.) in 2008, OncoGenex Technologies became a wholly owned subsidiary of OncoGenex Pharmaceuticals, which is a Delaware incorporated company subject to US Federal Statutory rates of 34% for all three years presented.

For the purposes of estimating the tax rate in effect at the time that deferred tax assets and liabilities are expected to reverse, we used the furthest out available future tax rate in the applicable jurisdictions. For the years ended December 31, 2016, 2015 and 2014 the future Canadian enacted rates we used were 26%, 26%, and 26%, respectively, while for the US the future enacted rate we used was 34% for all three periods presented.

[b] At December 31, 2016, we have investment tax credits of $2.6 million (2015—$2.3 million) available to reduce future Canadian income taxes otherwise payable. We also have non-capital loss carryforwards of $115.9 million (2015—$100.4 million) available to offset future taxable income in Canada and federal net operating loss carryforwards of $158.4 million (2015—$151.9 million) to offset future taxable income in the United States.

Under Section 382 of the Internal Revenue Code of 1986, substantial changes in our ownership may limit the amount of net operating loss carryforwards and development tax credit carryforwards that could be utilized annually in the future to offset taxable income. Any such annual limitation may significantly reduce the utilization of the net operating losses and tax credits before they expire. A preliminary 382 limitation review has been undertaken but a formal study has never been completed. The results of any future study could indicate that the U.S. losses may be materially limited; however, the amount of such limitation cannot be reasonably quantified at this time, but may be significant. In each period since our inception, we have recorded a valuation allowance for the full amount of our deferred tax asset, as the realization of the deferred tax asset is uncertain.

(In thousands)	2016	2015	2014
Income taxes at statutory rates (at a rate of 34% for all periods presented)	$(6,844)	$(5,712)	$(8,922)
Expenses not deducted for tax purposes	(67)	(14)	(452)
Effect of tax rate changes on deferred tax assets and liabilities	(3)	(13)	(9)
Rate differential on foreign earnings	972	689	1,445
Reduction (increase) in benefit of operating losses	196	(32)	441
Reduction in the benefit of other tax attributes	—	—	—
Investment tax credits	(252)	(297)	(357)
Change in valuation allowance	6,203	5,114	7,854
Book to tax return adjustments	(205)	265	—
Other		—	—

Income tax expense	$—	$—	$—

As a result, we have not recognized any federal or state income tax benefit in our statement of operations. The initial public offering of common stock by us in 1995 caused an ownership change pursuant to applicable regulations in effect under the Internal Revenue Code of 1986. Therefore, our use of losses incurred through the date of ownership change will be limited during the carryforward period and may result in the expiration of net operating loss carryforwards in the United States before utilization.

The investment tax credits and non-capital losses and net operating losses for income tax purposes expire as follows (in thousands):

	Investment Tax Credits	Net Operating Losses	Non-capital Losses
2016	—	—	—
2017	—	—	—
2018	150	10,795	—
2019	102	32	—
2020	76	2,745	—
2021	69	400	—
2022	105	11,766	—
2023	96	10,785	—
2024	111	16,814	—
2025	144	2,062	—
2026	400	27,157	7,335
2027	173	22,225	4,949
2028	390	12,648	8,020
2029	317	4,358	(9)
2030	346	5,034	6,288
2031	608	6,200	12,121
2032	505	8,418	17,278
2033	411	2,366	23,240
2034	492	2,609	17,077
2035	328	5,342	3,120
2036	286	6,635	16,531

	$5,109	$158,391	$115,950

In addition, we have unclaimed tax deductions of approximately $14.6 million related to scientific research and experimental development expenditures available to carry forward indefinitely to reduce Canadian taxable income of future years. We also have research and development tax credits of $2.4 million available to reduce future taxes payable in the United States. The research and development tax credits expire between 2018 and 2036.

[c] Significant components of our deferred tax assets as of December 31 are shown below (in thousands):

The potential income tax benefits relating to these deferred tax assets have not been recognized in the accounts as their realization did not meet the requirements of “more likely than not” under the liability method of tax allocation. Accordingly, a valuation allowance has been recorded and no deferred tax assets have been recognized as at December 31, 2016 and 2015.

	2016	2015
Deferred tax assets:
Tax basis in excess of book value of assets	$6,483	$6,308
Non-capital loss carryforwards	84,358	77,746
Research and development deductions and credits	7,969	7,484
Stock options	3,743	3,448
Restructuring liability	624	474
Other	112	1,627

Total deferred tax assets	103,289	97,087
Valuation allowance	$(103,289)	$(97,087)
Net deferred tax assets	—	—

[d] Under ASC 740, the benefit of an uncertain tax position that is more likely than not of being sustained upon audit by the relevant taxing authority must be recognized at the largest amount that is more likely than not to be sustained. No portion of the benefit of an uncertain tax position may be recognized if the position has less than a 50% likelihood of being sustained.

A reconciliation of the unrecognized tax benefits of uncertain tax positions for the year ended December 31, 2016 is as follows (in thousands):

		Year ended December 31,
	2016	2015	2014
Balance at January 1	$2,055	$2,039	$2,007
Additions based on tax positions related to the current year	16	16	32
Additions based on tax positions related to prior years	—	—	—

Balance at December 31	$2,071	$2,055	$2,039

As of December 31, 2016, unrecognized benefits of approximately $2.0 million, if recognized, would affect our effective tax rate, and would reduce our deferred tax assets.

Our accounting policy is to treat interest and penalties relating to unrecognized tax benefits as a component of income taxes. As of December 31, 2016 and December 31, 2015 we had no accrued interest and penalties related to income taxes.

We are subject to taxes in Canada and the U.S. until the applicable statute of limitations expires. Tax audits by their very nature are often complex and can require several years to complete.

Tax Jurisdiction	Years open to examination
Canada	2008 to 2016
US	2013 to 2016